SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: September 3, 1999


                               ELGRANDE.COM, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                               Nevada 88-0409024
          ------------------------------------------------------------
                  (State or other jurisdiction (I.R.S. Employer
                        of incorporation or organization)
                               Identification No.)

          Suite 308, 1040 Hamilton St., Vancouver, B.C., Canada V6B2R9
        ----------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                  604 689 0808
                                -----------------
              (Registrant's telephone number, including area code)






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Item 8. Change in Fiscal Year

On July 11, 1999, the Company determined to change its fiscal year to May 31, 1999. On the same day as this 8-K filing, the Company has filed its Form 10-KSB for the fiscal year ended May 31, 1999.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ELGRANDE.COM, INC.

Dated: September 7, 1999


/s/ RANDAL PALACH
Randal Palach, President